NATIONS FUND PORTFOLIOS, INC.

                        Supplement dated November 2, 1998
                      to Prospectuses dated August 1, 1998

         The Prospectuses for the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations Pacific Growth Fund are hereby supplemented by inserting the following at the end of the section entitled "Organization and History":

                  On October 7, 1998,  the Board of  Directors  of Nations  Fund
         Portfolios, Inc. approved an Agreement and Plan of Consolidation (the "Plan"). Under the Plan, Nations Emerging Markets Fund will acquire all of the assets of Nations Pacific Growth Fund in exchange for corresponding shares of Nations Emerging Markets Fund and the assumption by Nations Emerging Markets Fund of all liabilities of Nations Pacific Growth Fund. If this Plan is approved by shareholders of Nations Pacific Growth Fund at a Special Meeting of Nations Pacific Growth Fund's Shareholders that will likely be called for early March 1999, the consolidation is expected to occur before the end of the first quarter of 1999.